UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023 (July 20, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2023, Innovative International Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “EGM”) for the purpose of considering and voting on the Extension Amendment and the Trust Agreement Amendment (each as defined below) and, if presented, the proposal to adjourn the EGM to a later date.

At the EGM, the shareholders of the Company approved the amendment to the Company’s investment management trust agreement, dated as of October 26, 2021, as amended by Amendment No. 1, dated as of January 19, 2023, by and between the Company and American Stock Transfer & Trust Company, LLC (the “Trust Agreement Amendment”). Pursuant to the Trust Agreement Amendment, the Company will deposit into the Company’s trust account (the “Trust Account”), for each one-month extension, the lesser of (a) $90,000 and (b) $0.03 for each public share outstanding after giving effect to the redemption.

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Trust Agreement Amendment, Innovative International Sponsor I LLC (the “Sponsor”) has agreed to make available to the Company an aggregate amount of up to $270,000. The Company has issued a promissory note in favor of the Sponsor (the “Note”) in the principal amount of up to $180,000 for expenses to be accrued in connection with up to two of the three contemplated monthly extensions. The Note is non-convertible and bears no interest, and the principal balance is payable by the Company on the date on which the Company consummates an initial business combination. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 21, 2023, Ms. Valarie Sheppard resigned from her position as a director of the Company, including her membership on the Audit Committee, the Compensation Committee and the Special Committee formed to consider and negotiate the terms and conditions of the Company’s proposed business combination. Ms. Sheppard’s decision to resign did not result from a disagreement with the Company or any of its officers or other directors on any matter relating to the operations, policies or practices of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the EGM, the shareholders of the Company also approved an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association, as amended on January 19, 2023, to extend the date by which the Company must consummate an initial business combination up to three (3) times for an additional one (1) month each time, from July 29, 2023 to October 29, 2023 (which is 24 months from the closing of our IPO).

Under Cayman Islands law, the Extension Amendment took effect upon approval by the shareholders. The Company plans to file the Extension Amendment with the Cayman Islands General Registry within 15 days of the EGM.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 20, 2023, the Company held the EGM for the purposes of considering and voting upon the Extension Amendment, the Trust Agreement Amendment and, if presented, the proposal to adjourn the EGM to a later date. As of the record date of June 20, 2023, there were a total of 12,160,335 ordinary shares, including 4,110,335 Class A ordinary shares and 8,050,000 Class B ordinary shares, issued and outstanding and entitled to vote at the EGM. There were 9,764,121 ordinary shares present at the EGM in person or represented by proxy, or approximately 80% of the total shares issued and outstanding and entitled to vote at the EGM, representing a quorum.

The Extension Amendment was approved by a special resolution of the Company’s shareholders, and received the following votes:

For	Against	Abstain
9,755,145	8,976	0

The Trust Agreement Amendment was approved by the affirmative vote of at least 65% of the Company’s outstanding Class A ordinary shares and Class B ordinary shares, and received the following votes:

For	Against	Abstain
9,755,145	8,976	0

The adjournment proposal was not presented to the shareholders because there were sufficient votes to approve the Extension Amendment and the Trust Agreement Amendment.

In connection with the EGM, shareholders holding 339,914 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $3.78 million (approximately $11.13 per public share redeemed) will be removed from the Trust Account to pay such holders and approximately $30.17 million will remain in the Trust Account. Following redemptions, the Company will have 2,710,421 public shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to the Investment Management Trust Agreement, dated July 20, 2023
10.2	Promissory Note, dated July 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Name:	Mohan Ananda
Title:	Chief Executive Officer

Dated: July 26, 2023